Acquisitions	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Acquisitions [Text Block]
Note 2 – Acquisitions
ACMP
As previously discussed in Note 1 – General, Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies, these financial statements reflect Williams’ basis in Pre-merger ACMP for periods subsequent to Williams’ acquiring control of Pre-merger ACMP on July 1, 2014 (ACMP Acquisition). Williams’ basis in Pre-merger ACMP reflects its business combination accounting, which, among other things, requires identifiable assets acquired and liabilities assumed to be measured at their acquisition-date fair values.
The valuation techniques used to measure the acquisition-date fair value of Pre-merger ACMP consisted of valuing the limited partner units and general partner interest separately. The limited partner units of Pre-merger ACMP, consisting of common and Class B units, were valued based on Pre-merger ACMP’s closing common unit price at July 1, 2014. The general partner interest, including IDRs, was valued on a noncontrolling basis using an income approach based on a discounted cash flow analysis and a market comparison analysis based on comparable guideline companies and an implied fair value from Williams’ purchase.
The following table presents the preliminary allocation of the acquisition-date fair value of the major classes of the assets acquired, which are presented in the Access Midstream segment, liabilities assumed, noncontrolling interest, and equity at July 1, 2014. The allocation is considered preliminary because the valuation work has not been completed due to the ongoing review of the valuation results and validation of significant inputs and assumptions. Significant changes since the allocation disclosed in the third quarter reflect an increase in investments and decreases in goodwill, other intangible assets, and property, plant and equipment - net, generally associated with the attribution of fair value between consolidated and non-consolidated operations. The fair value of accounts receivable acquired equals contractual amounts receivable.

(Millions)
Accounts receivable	$168
Other current assets	63
Investments	5,872
Property, plant, and equipment – net	7,015
Goodwill	474
Other intangible assets	9,009
Current liabilities	(408)
Debt	(4,052)
Other noncurrent liabilities	(9)
Noncontrolling interest in ACMP’s subsidiaries	(958)
Noncontrolling interest representing Pre-merger ACMP public unitholders	(6,544)
Equity	(10,630)

The goodwill recognized in the acquisition relates primarily to enhancing and diversifying our basin positions and was allocated to the reporting units representing the northeast, central, and west regions within our Access Midstream segment.

Other intangible assets recognized in the acquisition are related to contractual customer relationships from gas gathering agreements with our customers. The basis for determining the value of these intangible assets is estimated future net cash flows to be derived from acquired contractual customer relationships discounted using a risk-adjusted discount rate. These intangible assets are being amortized on a straight-line basis over 30 years during which contractual customer relationships are expected to contribute to our cash flows. Approximately 56 percent of the expected future revenues from these contractual customer relationships are impacted by our ability and intent to renew or renegotiate existing customer contracts. We expense costs incurred to renew or extend the terms of our gas gathering, processing, and fractionation contracts with customers. Based on the estimated future revenues during the current contract periods, the weighted-average periods to the next renewal or extension of the existing customer contracts is approximately 17 years.

The following unaudited pro forma Revenues and Net income attributable to controlling interests for the years ended December 31, 2014 and 2013, are presented as if the ACMP Acquisition had been completed on January 1, 2013. These pro forma amounts are not necessarily indicative of what the actual results would have been if the acquisition had in fact occurred on the date or for the periods indicated, nor do they purport to project Revenues or Net income attributable to controlling interests for any future periods or as of any date. These amounts do not give effect to any potential cost savings, operating synergies, or revenue enhancements to result from the transactions or the potential costs to achieve these cost savings, operating synergies, and revenue enhancements.

	December 31,
	2014	2013
	(Millions)
Revenues	$7,953	$7,881
Net income attributable to controlling interests	$1,376	$1,172

Significant adjustments to pro forma Net income attributable to controlling interests include additional depreciation and amortization expense associated with reflecting the acquired investments, property, plant, and equipment, and other intangible assets at fair value. The adjustments assume estimated useful lives of 30 years.

During the year ended December 31, 2014, ACMP contributed Revenues of $781 million and Net income attributable to controlling interests of $165 million.
Costs incurred by Williams related to this acquisition are $16 million and are reported within our Access Midstream segment and included in Selling, general, and administrative expenses in our Supplemental Consolidated Statement of Comprehensive Income. Direct transaction costs associated with financing commitments are $9 million and reported within Interest incurred in our Supplemental Consolidated Statement of Comprehensive Income.
Laser and Caiman
On February 17, 2012, we completed the acquisition of 100 percent of the ownership interests in certain entities from Delphi Midstream Partners, LLC, in exchange for $325 million in cash, net of cash acquired in the transaction, and 7,531,381 Pre-merger WPZ common units valued at $441 million (Laser Acquisition). The fair value of the common units issued as part of the consideration paid was determined on the basis of the closing market price of our common units on the acquisition date, adjusted to reflect certain time-based restrictions on resale. The acquired entities primarily own the Laser Gathering System, which is comprised of a natural gas pipeline and associated gathering facilities in the Marcellus Shale in Susquehanna County, Pennsylvania, as well as gathering lines in southern New York.
On April 27, 2012, we completed the acquisition of 100 percent of the ownership interests in Caiman Eastern Midstream, LLC, from Caiman Energy, LLC in exchange for $1.72 billion in cash and 11,779,296 Pre-merger WPZ common units valued at $603 million (Caiman Acquisition). The fair value of the common units issued as part of the consideration paid was determined on the basis of the closing market price of our common units on the acquisition date, adjusted to reflect certain time-based restrictions on resale. The acquired entity operates a gathering and processing business in northern West Virginia, southwestern Pennsylvania, and eastern Ohio. Acquisition transaction costs of $16 million were incurred during 2012 by Northeast G&P related to the Caiman Acquisition and are reported in Selling, general, and administrative expenses in the Supplemental Consolidated Statement of Comprehensive Income.
The following table presents the allocation of the acquisition-date fair value of the major classes of the net assets, which are included in the Northeast G&P segment:

	Laser	Caiman
	(Millions)
Assets held-for-sale	$18	$—
Other current assets	3	16
Property, plant, and equipment	158	656
Intangible assets	318	1,393
Current liabilities	(21)	(94)
Noncurrent liabilities	—	(3)
Identifiable net assets acquired	476	1,968
Goodwill	290	356
	$766	$2,324

Revenues and earnings related to the Laser and Caiman Acquisitions included within the Supplemental Consolidated Statement of Comprehensive Income in 2012 are not material.